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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2004

                           THE SPORTSMAN'S GUIDE, INC.
             (Exact name of registrant as specified in its charter)

          Minnesota                     0-15767                  41-1293081
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)

    411 Farwell Avenue, South St. Paul, Minnesota                  55075
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (651) 451-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     /_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     /_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

     /_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     /_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition

     On November 2, 2004, The Sportsman's Guide, Inc. issued a press release to report its financial results for the three and nine months ended September 30, 2004. The release is furnished as Exhibit 99 to this report.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is furnished with this report:

         99  Press Release dated November 2, 2004 of The Sportsman's Guide, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE SPORTSMAN'S GUIDE, INC.



Date: November 3, 2004                By:  /s/ CHARLES B. LINGEN
                                           -------------------------------------
                                           Name:   Charles B. Lingen
                                           Title:  Executive Vice President
                                                   of Finance and Administration
                                                   and Chief Financial Officer